UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2006

Vestin Fund II, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-52484	88-0481336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8379 WEST SUNSET ROAD
LAS VEGAS, NEVADA 89113
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

VESTIN MORTGAGE ANNOUNCES PASSAGE OF REIT PROPOSAL

Las Vegas - February, 23 2006 - Vestin Mortgage, Inc. today announced that its proposal to convert Vestin Fund II, LLC into a Real Estate Investment Trust, Vestin Realty Trust II, Inc. was approved by a majority of Vestin Fund II unit holders. The final vote was 17,994,826 in favor of the conversion and 8,619,846 against, with 204,881 abstaining.

The company said that it has applied to list Vestin Realty Trust II on the Nasdaq National Market System and has reserved the symbol VTRB.

Contact:
Steven D. Stern
Stern And Company
702-734-3388

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN FUND II, LLC

	By	Vestin Mortgage, Inc., its sole manager

Date: February 23, 2006	By	/s/ John Alderfer
John Alderfer
Chief Financial Officer